UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549






                                   FORM 8-K

                               CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported):  March 10, 1998



                     Commission File Number:  33-74254


                          COGENTRIX ENERGY, INC.
         (Exact name of registrant as specified in its charter)


            North Carolina                       56-1853081
    (State or other jurisdiction              (I.R.S. Employer
  of incorporation or organization)        Identification Number)


9405 Arrowpoint Boulevard, Charlotte, North Carolina        28273-8110
    (Address of principal executive offices)                (Zipcode)

                           (704) 525-3800
         (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS

     On March 6, 1998, Cogentrix Energy, Inc., together with its subsidiaries Cogentrix Mid-America, Inc., a Delaware corporation, Cogentrix Cottage Grove, LLC, a Delaware limited liability company and Cogentrix Whitewater, LLC, a Delaware limited liability company (collectively, the "Purchasers") entered into a Securities Purchase Agreement ("Securities Purchase Agreement"), by and among the Purchasers and LS Power Corporation, a Delaware corporation ("LS Power") and general partner of Granite Power Partners, L.P., a Delaware limited partnership ("Granite") (collectively, the "Sellers").

     Pursuant to the Securities Purchase Agreement, the Purchasers will acquire from the Sellers all of the Sellers' capital stock of FloriCulture, Inc., a Delaware corporation ("FloriCulture"), LSP-Cottage Grove, Inc., a Delaware corporation ("LSP-CG Inc.") and LSP-Whitewater I, Inc., a Delaware corporation ("LSP-WW Inc."), and all of the Sellers' limited partnership interests in LSP-Cottage Grove, L.P., a Delaware limited partnership ("LSP-CG") and LSP-Whitewater Limited Partnership, a Delaware limited partnership ("LSP-WW").

     After giving effect to the Securities Purchase Agreement, Cogentrix Mid-America, Inc. will own all of the capital stock of FloriCulture, Cogentrix Cottage Grove, LLC will own all of the stock of LSP-CG Inc., the general partner of LSP-CG, and Cogentrix Whitewater, LLC will own all of the stock of LSP-WW Inc., the general partner of LSP-WW.

     In addition, the Securities Purchase Agreement contemplates the delivery and execution by LS Power and Cogentrix Energy, Inc. of a certain Assignment and Assumption Agreement, by the terms of which LS Power will assign, and Cogentrix Energy, Inc. will acquire and assume, all of the rights and obligations under certain Management Services Agreements between LS Power and each of LSP-CG Inc., LSP-CG, LSP-WW Inc. and LSP-WW.

     The consummation of the Securities Purchase Agreement is subject to certain conditions, including, without limitation, the completion of certain requirements under the trust indentures to which each of LSP-Cottage Grove, L.P. and LSP-Whitewater Limited Partnership is a party. Among those requirements is an acknowledgement by the trustee that Cogentrix Cottage Grove, LLC and Cogentrix Whitewater, LLC qualify as "Permitted Parties" (as defined therein) to succeed in ownership to the Sellers; such qualification is contingent upon several things, including the delivery of opinions from independent counsel. The sale pursuant to the Securities Purchase Agreement is expected to be consummated by the end of March 1998.

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

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            Exhibit No.                        Description of Exhibit
            -----------                        ----------------------

                99                       Press Release, dated March 10, 1998


              ----------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           COGENTRIX ENERGY, INC.
                                           (Registrant)



Date: March 10, 1998                       /s/ JAMES R. PAGANO
                                          -------------------------
                                          James R. Pagano
                                          Group Senior Vice President,
                                          Chief Financial Officer
                                          (Principal Financial Officer)







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